SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   July 15, 2003

CINTECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-24448	31-1200684
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4747 Lake Forest Drive, Cincinnati, Ohio

45242

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code (513) 731-6000

Not applicable

(Former name or former address, if changed since last report)

#

Item 5.  Other Events and Regulation FD Disclosure

On July 21, 2003. Cintech Solutions, Inc. announced that the Toronto Stock Exchange will suspend trading of Cintech’s common stock effective at the close of market on August 18, 2003.  The decision to suspend trading was imposed for failure by the company to meet the continued listing requirements of the TSX.

The suspension is effective for a period of one year, during which the company may seek TSX approval for reinstatement.  If the company is unable to remedy all deficiencies, the company’s common shares will be de-listed as of close of business on August 18, 2004.

Separately, the Ontario Securities Commission on July 18, 2003 and the British Columbia Securities Commission on July 15, 2003 issued temporary orders that the trading of Cintech common stock cease due to the company’s failure to file the required financial report for the period ended March 31, 2003.

On July 21, 2003, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(a)

Financial Statements.  None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.

99.1  Press Release dated July 21, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 25, 2003

CINTECH SOLUTIONS, INC.

By:

/s/Dino Lucarelli

Name:

Dino Lucarelli

Title:

Chief Financial Officer; Acting President and CEO

Exhibit 99.1

Contact:

Cintech Solutions

Troy Gross

(513) 731-6000

Cintech Announces Suspension of Trading of its Common Stock

CINCINNATI - July 21, 2003. Cintech solutions, Inc. (TSX: CTM), developer of interaction management software, announced today that the Toronto Stock Exchange will suspend trading of Cintech’s common stock effective at the close of market on August 18, 2003.  The decision to suspend trading was imposed for failure by the company to meet the continued listing requirements of the TSX.

The suspension is effective for a period of one year, during which the company may seek TSX approval for reinstatement.  If the company is unable to remedy all deficiencies, the company’s common shares will be de-listed as of close of business on August 18, 2004.

Separately, the Ontario Securities Commission and the British Columbia Securities Commission have issued temporary orders that the trading of Cintech common stock cease due to the company’s failure to file the required financial report for the period ended March 31, 2003.  The company reports that it had encountered certain administrative obstacles, stemming from the Chapter 11 Bankruptcy filing, in completing the required financial report and that it expects to file this report on or before Friday, July 25, 2003.

About Cintech Solutions

Cintech Solutions is a provider of interaction management technology to medium and small contact centers in North America. Cintech Solutions’ products and services improve customer service and provide rapid return on investment through the intelligent delivery and management of incoming customer contacts. With over 13,000 installations and over 15 years commitment to its market, Cintech Solutions delivers its solutions through an extensive distribution channel across North America. For more information on Cintech Solutions, visit www.cintechsolutions.com.

Certain statements in this news release (for example, statements using the expressions "the Company expects" or "the Company anticipates" and other similar statements) contain "forward looking" information (as defined in the Private Securities Litigation Reform Act of 1995) involving risks and uncertainties, including without limitation, projections for sales and expenditures, and various business environment and trend projections. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the outcome of the Chapter 11 process and the risks discussed in the Company's periodic filings with the Securities and Exchange Commission. Investors are encouraged to consider the risks detailed in those filings.